UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 9, 2026

National Healthcare Properties, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-39153	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

540 Madison Ave., 27th Floor
New York, NY 10022
__________________________________________________________________________________________________________________________________________________________________________
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (332) 258-8770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	NHPAP	The Nasdaq Global Market
7.125% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	NHPBP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨

Item 1.01.     Entry into a Material Definitive Agreement.

Amendment to Rights Agreement

On December 8, 2020, National Healthcare Properties, Inc. (the “Company”) declared a dividend of one common share purchase right (a “Right”) payable on December 18, 2020 for each outstanding share of its common stock, $0.01 par value per share (the “Common Stock”), which Rights expire on the earlier of May 18, 2026 or, if the Common Stock is listed on the New York Stock Exchange or NASDAQ, 364 days from the commencement of trading. The Rights are governed by the provisions of the rights agreement (the “Rights Agreement”) the Company entered into with Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), on May 18, 2020, as amended by that certain Amendment No. 1, dated as of May 18, 2023, by and between the Company and the Rights Agent. On January 9, 2026, the Company entered into Amendment No. 2 (the “Rights Agreement Amendment”) to its Rights Agreement solely to accelerate the expiration date of the Rights from May 18, 2026 to January 12, 2026. As a result of the Rights Agreement Amendment, effective as of 5:00 p.m. E.T. on January 12, 2026, the Rights will expire and cease to be outstanding.

The foregoing description of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement Amendment, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 3.03.     Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 above with respect to the Rights is incorporated herein by reference.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Conditional Director Resignations and Board Declassification

In connection with the Board Declassification (as defined below), and to have all of the Company’s directors be subject to election at the 2026 annual meeting of stockholders of the Company (the “2026 Annual Meeting”), each Class I or Class II director (Michael Anderson, B.J. Penn, Gov. Edward G. Rendell and Elizabeth K. Tuppeny), whose terms do not expire at the 2026 Annual Meeting, tendered resignation from their current directorship (the “Class I and II Director Resignations”) conditional and effective upon the filing of the Declassification Articles Supplementary (as defined below), with the State Department of Assessments and Taxation of Maryland (“SDAT”). Effective immediately following the Class I and II Director Resignations, Messrs. Anderson and Penn, Gov. Rendell and Ms. Tuppeny were elected to the board of directors of the Company (the “Board”) to fill the vacancies resulting from their respective resignations and to serve until the 2026 Annual Meeting and until their respective successors are duly elected and qualify. Effective upon their reappointments, Mr. Penn was reappointed to the Compensation Committee of the Board (renamed as the Compensation and Corporate Governance Committee as described in Item 8.01 of this Current Report on Form 8-K), Ms. Tuppeny was reappointed to the Audit Committee of the Board (the “Audit Committee”) and the Compensation and Corporate Governance Committee and Gov. Rendell was reappointed to the Audit Committee.

New Director Election

On January 9, 2026, upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “NCG Committee”), the Board increased the size of the Board from six to seven directors and, effective immediately following the filing of the Declassification Articles Supplementary, elected Scott Humphrey to serve as a member of the Board to fill the vacancy resulting from the increase in the number of directors. Mr. Humphrey will serve until the 2026 Annual Meeting and until his successor is duly elected and qualifies, or until his earlier death, resignation or removal.

Mr. Humphrey is a seasoned financial executive and social impact advocate with a 30-year career spanning investment banking, early-stage venture investing and nonprofit leadership. After beginning his career in New York and Chicago with top-tier investment banks (BMO Capital Markets and Deutsche Bank Securities), Mr. Humphrey transitioned to advising and investing in companies that blend financial return with social impact. His expertise bridges strategy, finance and innovation. Mr. Humphrey’s cross-industry experience includes deep knowledge in corporate governance, mergers and acquisitions, restructuring and operational turnarounds. His prior public board experience includes serving as Lead Director of Heska Corporation (Nasdaq: HSKA acquired by Mars Corporation in 2023) from October 2018 until June 2023 as well as Compensation Committee Chair (2018 to 2020), Governance Committee Chair (2017 to 2018) and an Audit Committee

member (2017 to 2023). He currently sits on the board of Integrated Rail and Resources Inc. (pending public offering in 2026) where he serves as the Audit Committee Chair, and also on the board of privately-held Manifold Group (since 2024). He holds a Bachelor of Science in Finance and Economics from the University of Arizona and a master’s degree in Public Policy and Administration from Northwestern University. The Boad believes Mr. Humphrey’s experience serving on various public and private boards in multiple industries and in the investment banking industry makes him well qualified to serve as a member of the Board.

The Board determined that Mr. Humphrey is “independent” as defined under the listing standards of the Nasdaq Stock Market and the Company’s corporate governance guidelines.

Effective as of Mr. Humphrey’s election to the Board, Mr. Humphrey was appointed to serve on the Audit Committee as its chair, replacing Leslie D. Michelson, who will remain a member of the Audit Committee.

There are no family relationships between Mr. Humphrey and any director or executive officer of the Company, there are no arrangements or understandings between Mr. Humphrey and any other persons or entities pursuant to which Mr. Humphrey was elected as a director of the Company, and there are no transactions involving Mr. Humphrey, on the one hand, and the Company, on the other hand, that would require disclosure under Item 404(a) of Regulation S-K.

In connection with his election to the Board, Mr. Humphrey will enter into the Company’s standard form of indemnification agreement and will receive compensation for his service as a non-employee director, as described under the heading “Compensation of Directors” of the Company’s Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 11, 2025. Under the indemnification agreement, Mr. Humphrey will be indemnified by the Company to the maximum extent permitted by Maryland law for certain liabilities and will be advanced certain expenses that have been incurred as a result of actions brought, or threatened to be brought, against him as a director of the Company as a result of his service, subject to the limitations set forth in the indemnification agreement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Board Declassification

On January 9, 2026, upon the recommendation of the NCG Committee, the Board approved resolutions that the Company no longer be subject to the provisions of Subtitle 8 of Title 3 of the Maryland General Corporation Law (the “MGCL”), commonly referred to as the Maryland Unsolicited Takeovers Act, or MUTA, contained in Section 3-803 (the “Declassification Election”) and prohibit the Company from electing to be subject to these provisions unless such election is first approved by the Company’s stockholders by the affirmative vote of at least a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors (the “Prohibition”). On January 12, 2026, the Company filed one set of Articles Supplementary with the SDAT to document and effect the Declassification Election (the “Declassification Articles Supplementary”), and a separate set of Articles Supplementary to effect the Prohibition (the “Prohibition Articles Supplementary”), in each case effective immediately upon acceptance for record of such filings by the SDAT.

As a result of the Declassification Election and the Class I and II Director Resignations, all members of the Board will stand for election annually from and after the 2026 Annual Meeting.

The foregoing summary information set forth in this Current Report on Form 8-K regarding the Declassification Articles Supplementary and the Prohibition Articles Supplementary is qualified in its entirety by reference to the full text of the Declassification Articles Supplementary and the Prohibition Articles Supplementary, copies of which are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Second Amended and Restated Bylaws

On January 9, 2026, the Board amended and restated the Company’s amended and restated bylaws, effective immediately (as so amended and restated, the “Amended and Restated Bylaws”), to, among other things:
•address the “universal proxy rules” adopted by the SEC pursuant to Rule 14a-19 (the “Universal Proxy Rules”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by, among other things, clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with the Universal Proxy Rules, including applicable notice and solicitation requirements, providing the Company a remedy if a stockholder fails to satisfy certain requirements under the Universal Proxy Rules and requiring stockholders who intend to use the Universal Proxy Rules to, upon the Company’s request, provide reasonable evidence of the satisfaction of certain requirements under the Universal Proxy Rules at least five business days before the applicable meeting;

•enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings;

•provide for “proxy access”, or a process pursuant to which stockholders who collectively own at least three percent (3%) or more of the outstanding shares of Common Stock continuously for at least three years, may include their own director candidates for election in the Company’s annual meeting proxy materials, together with candidates nominated by the Board, subject to certain terms and conditions specified in the Amended and Restated Bylaws; and

•removal of the director qualification provision that previously required a specified number of members of the Board to be managing directors.

The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD.

On January 12, 2026, the Company issued a press release announcing the election of Mr. Humphrey as a director. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

Merger of Compensation Committee and Nominating and Corporate Governance Committee

On January 9, 2026, upon the recommendation of the NCG Committee, the Board consolidated the functions of the NCG Committee, including the identification and recommendation of potential director candidates to the Board, with and into the Compensation Committee, renamed that committee the “Compensation and Corporate Governance Committee” and consequently disbanded the NCG Committee to reduce the Company’s expenses and promote operational and corporate governance efficiency.

Expansion of Maryland Business Combination Opt-Out

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, commonly known as the “Maryland Business Combination Act.” The Board previously exempted business combinations between the Company and Healthcare Trust Advisors, LLC, the Company’s former advisor, which was internalized into the Company in September 2024, or any affiliate of the former advisor, from the provisions of the Maryland Business Combination Act. On January 9, 2026, the Board, upon the recommendation of the NCG Committee, adopted a resolution exempting any business combination between the Company and any other person from the Maryland Business Combination Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Declassification Articles Supplementary.
3.2	Prohibition Articles Supplementary.
3.3	Amended and Restated Bylaws.
4.1	Amendment No. 2 to Rights Agreement, dated as of January 12, 2026, by and between National Healthcare Properties, Inc. and Computershare Trust Company, N.A., as Rights Agent.
99.1	Press Release dated January 12, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL HEALTHCARE PROPERTIES, INC.

Date: January 12, 2026	By:	/s/ Andrew T. Babin
Andrew T. Babin Chief Financial Officer and Treasurer